UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20649

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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ADDvantage Technologies Group, Inc.
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ADDvantage Technologies Group, Inc.
1221 East Houston
Broken Arrow, Oklahoma 74012

NOTICE OF ANNUAL MEETING

Date:           Wednesday, March 4, 2015

Time:           9:00 A.M.

Place:           Corporate Office of ADDvantage Technologies Group, Inc.
  1221 East Houston
  Broken Arrow, Oklahoma  74012

Matters to be voted on:

1.	Election of five directors.

2.	Proposal to approve the 2015 Incentive Stock Plan.

3.	Ratification of the appointment of HoganTaylor LLP as our independent registered public accounting firm for fiscal 2015.

4.	Any other business as may properly come before the shareholders at the meeting.

Your vote at the annual meeting is important to us.  Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope.  This proxy statement has information about the annual meeting and was prepared by our management and our Board of Directors.  This proxy statement is first being sent to shareholders on or about February 1, 2015.  Please note that our annual report accompanies this mailing of the proxy statement.

By Order of the Board of Directors,

/s/ Scott Francis Scott Francis, Vice President, Chief Financial Officer and Secretary
January 23, 2015

ADDVANTAGE TECHNOLOGIES GROUP, INC.
PROXY STATEMENT

ADDvantage Technologies Group, Inc.
1221 East Houston
Broken Arrow, Oklahoma 74012

PROXY STATEMENT FOR 2015 ANNUAL MEETING

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Who can attend the annual meeting?
All shareholders as of the record date, January 14, 2015.

Who can vote?
You can vote your shares of common stock if our records show that you owned the shares on January 14, 2015.  A total of 10,041,206 shares of common stock are outstanding and can vote at the annual meeting.  You get one vote for each share of common stock.  We do not recognize cumulative voting for the election of our directors.  The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?
Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting.  Sign and date the proxy card and mail it back to us in the enclosed envelope.  The proxyholder named on the proxy card will vote your shares as you instruct.  If you sign and return the proxy card but do not vote on a proposal, the proxyholder will vote for you on that proposal.  Unless you instruct otherwise, the proxyholder will vote for each of the five directors, for the approval of the 2015 Stock Incentive Plan, and for the ratification of the appointment of HoganTaylor LLP as our independent registered public accounting firm.

What if other matters come up at the annual meeting?
The matters described in this proxy statement are the only matters we know will be voted on at the annual meeting.  If other matters are properly presented at the meeting, any proxies returned to us will be voted as the proxyholder sees fit.

Can I change my vote after I return my proxy card?
Yes.  At any time before the vote on a proposal, you can change your vote either by giving our Secretary a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card.  We will honor the proxy card with the latest date.  Attendance at the annual meeting will not, by itself, revoke your proxy card.

Can I vote in person at the annual meeting rather than by completing the proxy card?
Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.  If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?
We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting.  If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.  Votes will be tabulated by an inspector of election appointed by our Board of Directors.  Abstentions from voting, which you may specify on the proposal for the approval of the 2015 Stock Incentive Plan and the ratification of the appointment of HoganTaylor LLP as our independent registered public accounting firm, will have the effect of a negative vote.

If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (so-called “broker nonvotes”), the nominee may vote them on the proposal to ratify the appointment of HoganTaylor LLP as our independent registered public accounting firm.  Uninstructed nominees are not permitted to vote for directors or on the proposal for the approval of the 2015 Stock Incentive Plan.  Broker nonvotes will be counted as present for all matters to determine if a quorum exists.

What percentage of stock are the directors and executive officers entitled to vote at the annual meeting?
Together, they beneficially own 2,890,836 shares of our common stock, or 28.4% of the stock entitled to vote at the Annual Meeting.

Who are the largest principal shareholders?
David E. Chymiak, our Chairman of the Board and Chief Technology Officer, beneficially owns

2,644,704 shares (26.3%) of our common stock. His brother, Kenneth A. Chymiak, beneficially owns 2,254,884 shares (22.4%) of our common stock.

Who pays for this proxy solicitation?
The accompanying proxy is solicited by and on behalf of our Board of Directors, and the entire cost will be paid by us.  In addition to sending you these materials, some of our employees may contact you by telephone, by mail or in person.  None of these employees will receive any extra compensation for doing this, but they may be reimbursed for their out-of-pocket expenses incurred while assisting us in soliciting your proxy.

IDENTIFICATION OF OFFICERS

We have three executive officers.  Our officers are elected by our Board of Directors and serve at the pleasure of the Board of Directors.

David L. Humphrey

Biographical information for Mr. Humphrey, President and Chief Executive Officer since April 2012, is set forth below in Proposal No. 1, Election of Directors.

David E. Chymiak

Biographical information for Mr. Chymiak, the Chairman of our Board and Chief Technology Officer, is set forth below in Proposal No. 1, Election of Directors.

Scott A. Francis

Scott A. Francis, 47, has been our Vice President and Chief Financial Officer since September 15, 2008 and was appointed Secretary on August 6, 2009.  Mr. Francis has over 25 years of finance and management experience.  Prior to joining ADDvantage, he served as a controller of accounting at Vanguard Car Rental USA, Inc. from June 2004 until September 2008.  Prior to that, he served as manager of financial reporting for WilTel Communications, Inc. from 1997 through May 2004.  Mr. Francis is a certified public accountant with a bachelor of business administration degree in accounting from Oklahoma State University.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table shows the number of shares of common stock beneficially owned (as of January 14, 2015) by:

•	each person known by us who beneficially owns more than 5% of any class of our voting stock;

•	each director and nominee for director;

•	each executive officer named in the Summary Compensation Table on page 15; and

•	our directors and executive officers as a group.

Except as otherwise indicated, the beneficial owners listed in the table have sole voting and investment powers of their shares.

Name and Address Of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)				Percent Of Class (1)

David E. Chymiak	2,644,704	(2)	(7)		26.3%
1221 East Houston
Broken Arrow, OK 74012

Kenneth A. Chymiak	2,254,884	(2)	(5)	(7)	22.4%
15512 Larsen Street
Overland Park, KS 66221

Susan C. Chymiak	2,254,884	(2)	(6)	(7)	22.4%
15512 Larsen Street
Overland Park, KS 66221

Thomas A. Satterfield, Jr.	623,000	(9)			6.2%
2609 Caldwell Mill Lane
Birmingham, AL 35243

Scott A. Francis	43,651	(3)			*

Thomas J. Franz	34,961				*

David L. Humphrey	99,558	(4)			*

Paul F. Largess	32,981				*

James C. McGill	34,981				*

All Executive Officers and Directors as a group (6 persons)	2,890,836	(8)			28.4%
____________________________
*  Less than one percent.

(1)
Shares which an individual has the right to acquire within 60 days pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.  Includes shares for which the person has sole voting and investment power, or has shared voting and investment power with his/her spouse.

(2)    Includes 15,000 shares subject to stock options which are fully exercisable.
(3)    Includes 30,000 shares subject to stock options which are fully exercisable.
(4)    Includes 80,000 shares subject to stock options which are fully exercisable.
(5)
Of the shares beneficially owned by Mr. Chymiak, 250,000 are held of record by him as trustee of the Ken Chymiak Revocable Trust and 1,796,000 are held of record by his spouse, Susan C. Chymiak as trustee of the Susan Chymiak Revocable Trust.  Mr. Chymiak has sole voting and investment power over those shares held of record by him.  Mr. Chymiak disclaims beneficial ownership of the shares held by his wife.

(6)
Of the shares beneficially owned by Ms. Chymiak, 1,796,000 are held of record by her as trustee of the Susan Chymiak Revocable Trust and 250,000 are held of record by her spouse, Kenneth A. Chymiak as trustee of the Ken Chymiak Revocable Trust.  Ms. Chymiak has sole voting and investment power over those shares held of record by her.  Ms. Chymiak disclaims beneficial ownership of the shares held by her husband.

(7)
Of the shares beneficially owned by Mr. David Chymiak, Mr. Kenneth Chymiak and Ms. Chymiak, 323,807 shares are owned by Chymiak Investment LLC.  Chymiak Investment LLC is equally-owned by Mr. David Chymiak, his spouse, Mr. Kenneth Chymiak and Ms. Chymiak.

(8)	Includes 140,000 shares subject to stock options which are fully exercisable.
(9)
Based on a Schedule 13G/A, filed on February 11, 2014, of Mr. Satterfield’s reported ownership, 40,000 shares are held jointly with Mr. Satterfield’s spouse; 1,000 shares are held individually by Mr. Satterfield’s spouse; 42,000 shares are held by Tomsat Investment & Trading Co., Inc., a corporation wholly-owned by Mr. Satterfield and of which he serves as President; and 175,000 shares are held by Caldwell Mill Opportunity Fund, which fund is managed by an entity of which Mr. Satterfield owns a 50% interest and serves as Chief Investment Manager. Additionally, Mr. Satterfield has limited powers of attorney for voting and disposition purposes with respect to the following shares: A.G. Family L.P. (340,000 shares); Jeanette Satterfield Kaiser (10,000 shares); and Richard W. Kaiser, III (8,000 shares). These individuals and entities have the right to receive or the power to direct the receipt of the proceeds from the sale of their respective shares.

The following table provides information at September 30, 2014 with respect to compensation plans under which our equity securities are authorized for issuance.

Securities Authorized for Issuance Under Equity Compensation Plans

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	560,000	$2.96	40,415
Equity compensation plans not approved by security holders	0	0	0
Total	560,000	$2.96	40,415

PROPOSAL NO. 1
ELECTION OF DIRECTORS

All of the members of our current Board of Directors are included as Nominees to be elected at the annual meeting.  The directors will be elected for one-year terms expiring at the next annual meeting.  Our bylaws provide that our Board shall consist of not less than one nor more than nine directors, as determined from time to time by board resolution.  Our Board has established the number of directors for the 2015 year to be five.

Vote Required.  The five nominees receiving the highest number of votes will be elected.  Votes withheld for a nominee will not be counted.  You get one vote for each of your shares of common stock for each of the directorships.

Nominations.  At the annual meeting, we will nominate as directors the persons named in this proxy statement.  Although we do not know of any reason why one of these nominees might not be able to serve, our Board of Directors will propose a substitute nominee if any nominee is unavailable for election.

General Information About the Nominees.  All of the nominees are currently directors of ADDvantage.  Each has agreed to be named in this proxy statement and to serve as director if elected.  The ages listed for the nominees are as of January 14, 2015.

The following information, including principal occupation or employment for the past five or more years and a summary of each individual’s experience, qualifications, attributes or skills that have led to the conclusion that each individual should serve as a director in light of our current business and structure, is furnished with respect to each nominee.

David E. Chymiak                                               Director since 1999

David E. Chymiak, 69, was appointed as our Company’s Chairman of the Board on August 12, 2014.  He was appointed as our Company’s Chief Technology Officer on April 2, 2012.  He was the Chairman of our Board from 1999 until April 2, 2012.  Since 1985, Mr. Chymiak has overseen the operations of our Cable Television segment.  Mr. Chymiak brings extensive experience with the various technologies and products within the cable television industry to our Board of Directors with respect to industry matters.  Mr. Chymiak also brings to the Board of Directors business leadership and corporate strategy.

David L. Humphrey            Director since April 2013

David L. Humphrey, 59, is currently our President and Chief Executive Officer since April 2, 2012.  Prior to joining the Company, from 2010 to 2011, Mr. Humphrey was the Chief Executive Officer and Chief Financial Officer of TokenEx, an early-stage technology company focused on cyber security software, where he oversaw operations production, finance, purchasing, sales, product development and fund raising.  From 2003 to 2010, Mr. Humphrey was the Chief Operating Officer of Oklahoma Equity Partners, a venture capital fund, where he was responsible for all operations of the venture fund.  Mr. Humphrey graduated with a B.S. in chemical engineering from the University of Wisconsin and earned an MBA from Texas A&M University.  Mr. Humphrey served on the Board of Directors of Macrosolve, Inc. from 2004 to 2012 and during 2014.  As our current President and Chief Executive Officer, Mr. Humphrey provides a management representative on the Board of Directors with extensive knowledge of our day-to-day operations.  As a result, he facilitates the Board of Directors’ access to timely and relevant information and its oversight of management’s strategy, planning and performance.  He has extensive experience in the management of companies in a wide range of industries and brings to the Board of Directors business leadership and corporate strategy.

Thomas J. Franz                                              Director since August 2007

Thomas J. Franz, 56, is currently head of TJ Franz & Associates, a firm specializing in profitability and contract CFO consulting for small and medium sized businesses, which he founded in 2003.    For the 10 years prior, he served as Chief Financial Officer for several businesses and served in a Chief Operating Officer role as well.  From 1983 to 1993 Mr. Franz held several public accounting roles for clients in the banking, government, venture capital, not for profit and financial services industries.  Mr. Franz is a Certified Public Accountant with a bachelor of business administration degree from Oklahoma State University where he also received a Masters degree in accounting.  Mr. Franz is the Chairman of our Corporate Governance and Nominating Committee.  Mr. Franz’ background in business leadership, corporate strategy and financial and operating expertise allows him to provide significant input to our Board of Directors.

Paul F. Largess                                                       Director since August 2007

Paul F. Largess, 64, is currently the Chief Accounting Officer of SemGroup Corporation and has served in that capacity since September 2009.  From 2007 to 2009, he served several Tulsa, Oklahoma area companies as a consultant and at The University of Tulsa as an adjunct professor of accounting.  He retired as Controller from CITGO Petroleum Corporation in 2006 after 21 years of service.  At CITGO, he served in a number of positions in accounting, finance and audit.  Prior to joining CITGO, he worked for seven years as an auditor with Texaco and two years in public accounting.  He holds a degree in accounting from The University of Tulsa and is a Certified Public Accountant.  Mr. Largess is the Chairman of our Audit Committee.  Mr. Largess brings to the Board of Directors business leadership, corporate strategy and financial expertise, and his extensive background in compliance matters as they relate to publicly traded companies allows him to provide significant input to our Board of Directors.

James C. McGill                                                     Director since August 2007

James C. McGill, 71, is currently the President of McGill Resources, which is a venture capital investment company, and has served in that capacity since 1987.  He also served in various executive leadership and board of director positions of MacroSolve, Inc., which was a high technology Company focused on wireless data collection, from 2002 – 2013.  In addition, he is a board member of numerous organizations in the Tulsa, Oklahoma area, and over the last 40 years he has served on numerous public company boards and has served as chief executive officer of several corporations.  Mr. McGill served on the MacroSolve audit committee for two years and on The IT Group, Inc. audit committee for 12 years as a member and eight years as its chairman. During his career, McGill has received 25 U.S. and foreign patents in the field of pollution control and has extensive experience in helping to develop early-stage and emerging companies.  McGill is a registered professional engineer with a bachelor of science degree in chemical engineering from The University of Tulsa where he graduated Cum Laude.  He is a member of the University’s College of Engineering and Applied Sciences Hall of Fame and was named a Distinguished Alumni in 2005.  Mr. McGill has extensive experience in managing companies in a variety of industries, and his business leadership, corporate strategy background and operating expertise strengthen the Board of Directors.

Recommendation of the Board of Directors:
The Board of Directors recommends a vote FOR the election of each nominee.

Board of Directors

Board Independence.  The Board of Directors has determined that Messrs. Franz, Largess, and McGill have no relationship with us that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that such individuals are independent under the rules and listing standards of The NASDAQ Stock Market (“NASDAQ”) and the rules of the Securities and Exchange Commission implemented pursuant to the Sarbanes-Oxley Act of 2002.

Board Leadership Structure.  The Board of Directors does not have a current requirement that the roles of Chief Executive Officer and Chairman of the Board be either combined or separated, because the Board of Directors believes it is in our best interests to make this determination based on our current position and direction and the constitution of the Board of Directors and management team.  The Board of Directors evaluates whether the roles of Chief Executive Officer and Chairman of the Board should be combined or separated.  The Board of Directors has determined that having the positions of Chairman and Chief Executive Officer separated is in the best interest of our shareholders at this time. The Chief Executive Officer is primarily responsible for our overall management and the development and implementation of our strategy, and he has access to the people, information and resources necessary to facilitate that function. The Chairman of the Board has extensive industry knowledge in the cable television industry and was the Chairman of the Board from 1999 to 2012.  The Board of Directors believes that separating the roles of Chief Executive Officer and Chairman is an appropriate leadership structure as it promotes the strengths and expertise of these two individuals currently serving on the Board of Directors.

Oversight of Risk Management.  It is management’s responsibility to manage our enterprise risks on a day-to-day basis.  The Board of Directors is responsible for risk oversight by focusing on our overall risk management strategy and the steps management is taking to manage our risk.

While the Board of Directors as a whole maintains the ultimate oversight responsibility, the Board of Directors has delegated certain risk management oversight responsibilities to its various committees.  The Audit Committee reviews and discusses our major financial risk exposures and the steps management has taken to identify, monitor, and control such risks.  The Compensation Committee is responsible for overseeing risks related to our compensation programs, including structuring and reviewing our executive compensation programs, considering whether such programs are in line with our strategic objectives and incentivizing appropriate risk-taking.  The Corporate Governance and Nominating Committee is tasked with risks associated with corporate governance and compliance.

Committees of the Board.  The Board of Directors has three standing committees:  the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.  The following section describes the functions and membership of each committee and the number of times it met during our fiscal year ended September 30, 2014.

AUDIT COMMITTEE

The functions and members of the Audit Committee are set forth below.  The members of the Audit Committee are Paul F. Largess (Chairman), Thomas J. Franz, and James C. McGill.  The Audit Committee met four times during fiscal year 2014.  All of the meetings were held prior to the reporting of our quarterly financial results.

Functions

•	Selects the firm that will serve as our independent registered public accounting firm;

•
Reviews scope and results of audits with our independent registered public accounting firm, compliance with any of our accounting policies and procedures and the adequacy of our system of internal controls;

•	Oversees quarterly reporting; and

•	Performs the other functions listed in the Charter of the Audit Committee, a current copy of which may be found on our website at www.addvantagetechnologies.com.

Report of the Audit Committee

The Audit Committee of our Board of Directors is comprised of three directors who are not officers.  Under currently applicable rules, each member is an independent director of the Company and meets the independence standards applicable for audit committee members under the rules of NASDAQ as well as under rules adopted by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.

The Audit Committee reviews our financial reporting process on behalf of the Board of Directors.  The Audit Committee’s policy is to review and pre-approve all proposed engagements for audit or non-audit services rendered by our independent registered public accounting firm.  Under its pre-approval policy, the Audit Committee approved 100% of the services provided by HoganTaylor LLP (“HoganTaylor”) in 2014 as those services are described in the section entitled “Principal Accounting Fees and Services.”  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

In connection with its function to oversee and monitor our financial reporting process, the Audit Committee has done the following:

•	selected HoganTaylor as our independent registered public accounting firm for the audit of the fiscal 2014 financial statements and the review of the interim quarterly financial statements;

•	reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2014 with management;

•
discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•
received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence; and

•
based on the reviews and discussions referred to above, recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for fiscal year 2014 for filing with the Securities and Exchange Commission (the “SEC”).

Paul F. Largess	Thomas J. Franz	James C. McGill

Audit Committee Financial Expert

The SEC has adopted rules pursuant to the provisions of the Sarbanes-Oxley Act requiring audit committees to include an “audit committee financial expert,” defined as a person who has the following attributes:

1)	an understanding of generally accepted accounting principles and financial statements;

2)	the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

3)
experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

4)	an understanding of internal control over financial reporting; and

5)	an understanding of audit committee functions.

The financial expert will have to possess all of the attributes listed above to qualify as an audit committee financial expert.

Our Board of Directors has determined that each of Thomas J. Franz, Paul F. Largess, and James C. McGill meets the definitions of an audit committee financial expert.

COMPENSATION COMMITTEE

The members of the Compensation Committee are James C. McGill (Chairman), Thomas J. Franz and Paul F. Largess.  The Compensation Committee met two times during fiscal 2014.  The functions of the Compensation Committee are set forth below.

Functions

•	Evaluates performance and sets compensation and benefits of Chief Executive Officer;

•	Approves compensation and benefits programs of our other named executive officer(s);

•	Approves compensation and benefits of our non-employee Board of Directors; and

•	Administers the 2015 Incentive Stock Plan if it is approved by shareholders at the Annual Meeting; and

•	Performs the other functions listed in the Charter of the Compensation Committee, a current copy of which may be found on our website at www.addvantagetechnologies.com.

Composition and Delegation

The Compensation Committee of our Board of Directors has been comprised of three directors who are not officers.  All functions of the Compensation Committee are to be performed by the Committee members and are not authorized to be delegated outside of the Committee.  Under currently applicable rules, each member is an “independent director” as defined under Rule 5605(a)(2) of NASDAQ, a “non-employee director” (within the meaning of Rule 16b-3(b)(3) of the Securities Exchange Act of 1934) and satisfies the requirements of an “outside director” as defined by Section 162(m) of the Internal Revenue Code.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

The functions and members of the Corporate Governance and Nominating Committee are set forth below.  The members of the Corporate Governance and Nominating Committee are Thomas J. Franz (Chairman), Paul F. Largess and James C. McGill.  The Committee met three times during fiscal year 2014.

Functions

•	Provides oversight of the governance of the Board of Directors;

•	Makes recommendations to the Board as a whole concerning board size, composition and compensation;

•	Identifies individuals qualified to become Board members;

•	Selects or recommends that the Board select the director nominees to stand for election at the annual meeting of shareholders;

•	Recommends to the Board nominees for the positions of Chairman of the Board, chairmen of the various committees of the Board, and members of the various committees of the Board; and

•	Performs other functions listed in the Charter of the Corporate Governance and Nominating Committee, a current copy of which may be found on our website at www.addvantagetechnologies.com.

The Corporate Governance and Nominating Committee is comprised of three directors who are not officers.  Under currently applicable rules, each member is an “independent director” as defined under the NASDAQ rules as well as under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002.

The Corporate Governance and Nominating Committee’s criteria and process for identifying and evaluating the candidates that it selects, or recommends to the full Board for selection, as director nominees, are: (i) regular review of composition and size of the Board; (ii) review of qualifications of candidates properly recommended or nominated by any qualifying shareholder; (iii) evaluation of the performance of the Board and qualification of members of the Board eligible for re-election: and (iv) consideration of the suitability of each candidate, including current members of the Board, in light of the size and composition of the Board.  After such review and consideration, the Corporate Governance and Nominating Committee will recommend a slate of director nominees.

While the Corporate Governance and Nominating Committee has not established specific minimum requirements for director candidates, other than they be at least 21 years of age, the Committee believes that candidates and nominees must reflect a board that is comprised of directors who: (i) are predominantly independent; (ii) are of high integrity; (iii) have qualifications that will increase overall board effectiveness; and (iv) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members.  The Committee does not have a formal policy regarding the consideration of diversity in identifying director nominees, but the Committee does consider, among other things, a director nominee’s potential contribution to the diversity of background and experience of our Board of Directors, including with respect to age, gender, international background, race and specialized experience.

The Corporate Governance and Nominating Committee has adopted a policy with regard to the consideration of director candidates recommended by shareholders.  The Corporate Governance and Nominating Committee will consider director candidates recommended by any shareholder holding 10,000 shares of our common stock for at least 12 months prior to the date of submission of the recommendation or nomination.  Additionally, a recommending shareholder shall submit a written statement in support of the candidate, particularly within the context of the criteria for board membership, including issues of character, judgment, age, independence, expertise, corporate experience, other commitments and the like, personal references, and a written indication by the candidate of his or her willingness to serve, if elected, and evidence of the recommending person’s ownership of our stock sufficient to meet the stock ownership requirements described above.

BOARD MEETINGS

Our Board held nine meetings during fiscal year 2014.  Each director attended all of the meetings of the Board and the committees on which he served.

Shareholder Communication with the Board of Directors and Committees

Communication with the Board of Directors or any of the Committees should be directed to the attention of Paul F. Largess.  Written correspondence to Mr. Largess may be delivered to our executive offices, 1221 East Houston, Broken Arrow, Oklahoma, 74012.  All shareholder communications directed to Mr. Largess will be promptly forwarded to him.  All Board members are encouraged, but not required, to attend our annual meeting.  Last year, all of our Board members attended our annual meeting.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics which is applicable to all of our directors, officers and employees. A copy of our Code of Business Conduct and Ethics is posted on our website at www.addvantagetechnologies.com.  We intend to satisfy the disclosure requirements, including those of Item 406 of Regulation S-K, regarding certain amendments to, or waivers from, provisions of our Code of Business Conduct and Ethics by posting such information on our website.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In fiscal 2014, there were no related party transactions required to be disclosed under the SEC rules and regulations.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock to report their initial ownership of our common stock and any subsequent changes in that ownership to the SEC and to furnish us with a copy of each of these reports.  SEC regulations impose specific due dates for these reports and we are required to disclose in this proxy statement any failure to file by these dates during fiscal year 2014.

Based solely on the review of the copies of these reports furnished to us and written representations that no other reports were required, during and with respect to the fiscal year ended September 30, 2014, we believe that these persons have complied with all applicable filing requirements.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

We paid our non-employee directors $500 per quarter and $500 for each board meeting and $250 for each committee meeting or telephonic board or committee meeting the director attended.  The chairman of the Board receives an additional $750 per quarter, and the chairman of the Audit Committee receives an additional $250 per quarter.  In addition, all directors are eligible to receive awards of restricted shares, which are subject to a 12-month holding period, or options to purchase shares of our common stock each year after the annual shareholders meeting.  These annual awards generally total $10,000 and have ranged between 1,000 and 6,667 shares.  We reimburse all directors for out-of-pocket expenses incurred by them in connection with their service on our Board and any Board committee.  The following table reflects the total compensation earned by each non-employee director during the last fiscal year:

Fiscal Year 2014 Director Compensation

Name	Fees Earned or Paid in Cash	Restricted Stock Awards (4)	Total Compensation

Kenneth A. Chymiak (5) (6)	$7,500	$10,000	$17,500
Thomas J. Franz (1) (2) (3)	$7,750	$10,000	$17,750
Paul F. Largess (1) (2) (3)	$7,250	$10,000	$17,250
James C. McGill (1) (2) (3)	$6,750	$10,000	$16,750
Stephen J. Tyde (5) (6)	$3,000	$0	$3,000

(1)	Member of the Audit Committee.
(2)	Member of the Corporate Governance and Nominating Committee.
(3)	Member of the Compensation Committee.
(4)
The amounts shown (except for Mr. Tyde) represent the total fair value of the stock award of 3,175 shares on the date of grant for fiscal 2014.  The fair value of the stock awards are amortized over the 12-month holding period to compensation expense in the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K.  The fair value of the stock award was based on the closing market price of the stock on the date of grant.

(5)	Mr. Chymiak and Mr. Tyde each have 15,000 stock options which are fully exercisable.
(6)	Mr. Chymiak and Mr Tyde left the Board of Directors on August 12, 2014 and on March 5, 2014, respectively.

SUMMARY COMPENSATION TABLE

The following table reflects the compensation of the named executive officers of the Company for the fiscal year ended September 30, 2014.

Name and Principal Position		Year	Salary		Bonus		Restricted Stock Awards (1)		Option Awards (2)		Non-Equity Incentive Plan Compensation (3)		All Other Compensation (4)		Total Compensation
David E. Humphrey	President and Chief Executive Officer (5)	2014 2013	$ $	236,923 200,000	$ $	– 10,000	$ $	48,000 10,000	$ $	81,635 76,448	$ $	24,312 –	$ $	14,772 5,908	$ $	405,642 302,356

David E. Chymiak	Vice President, Chief Technology Officer	2014 2013	$ $	292,221 267,803	$ $	– 10,000	$ $	29,000 10,000	$ $	18,670 –	$ $	19,450 –	$ $	17,071 15,862	$ $	376,412 303,665

Scott A. Francis	Vice President, Chief Financial Officer and Secretary	2014 2013	$ $	158,846 135,385	$ $	– 10,000	$ $	19,000 –	$ $	29,743 19,112	$ $	17,018 –	$ $	11,542 10,775	$ $	236,149 175,272

(1)
The amounts shown are director compensation and represent the total fair value of the stock award of 3,175 shares and 4,545 shares on the date of grant to directors for fiscal 2014 and 2013, respectively. The fair value of the stock awards are amortized over the 12-month holding period to compensation expense in the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the years ended September 30, 2014 and 2013 for stock awards.  The amounts also include the fair value of a stock award of 11,838, 5,919, and 5,919 shares for Mr. Humphrey, Mr. Chymiak, and Mr. Francis, respectively.  The shares have a holding restriction, which will expire in equal annual installments of 7,892 shares over three years starting in 2015 and the stock awards are amortized over the respective one, two and three year holding periods to compensation expense in the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended September 30, 2014.  The fair value of the stock awards was based on the closing market prices of the stock on the dates of the grants.

(2)
The amounts shown represent expenses recognized in the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended September 30, 2014 for stock option awards.  There were no forfeitures of stock option awards in fiscal 2014 or 2013.  All assumptions utilized to calculate the expense amounts shown above are set forth in Note 9 of the Notes to Consolidated Financial Statements for the year ended September 30, 2014.

(3)
Fiscal 2014 and Fiscal 2013 amounts were earned under the Senior Management Incentive Compensation Plan for fiscal 2014 and fiscal 2013 performance, respectively (see further discussion below), and the amounts were paid in the first quarter of fiscal 2015 and fiscal 2014, respectively.

(4)	Represents amounts paid by the Company on behalf of an officer for matching contributions to the Company’s qualified 401(k) plan plus an auto allowance received during the year.

Potential Payments Upon Termination or Change of Control

We have entered into Change of Control/Severance Agreements with Mr. Humphrey and Mr. Francis. These agreements are designed to promote stability, continuity and focus for key members of leadership during periods of uncertainty that may be created by change of control situations.  Additionally, the use of such agreements is a competitive practice that enhances our ability to attract and retain leadership talent.

Under these agreements, payment of benefits will occur in most situations where the employee is terminated or resigns in connection with a Change in Control of the Company.  In this event, Mr. Humphrey and Mr. Francis will be paid (a) the amount of the six months’ monthly base salary being paid by the Company immediately preceding the Change of Control plus (b) an amount equal to one-half of the average of the aggregate annual bonus payments made by Company with respect to each of the two most recently completed fiscal years.

“Change of Control” as used in these agreements has a fairly customary definition designed to reflect that a fundamental change in beneficial ownership or control of the Company has occurred.  Specifically, the agreements incorporate the term a “change of control event”, as  defined in United States Treasury Regulations (“Regulations”)

promulgated under section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) that results from an event in which a person comes to be the owner, directly or indirectly, of 50% or more of outstanding voting securities of the Company or its parent company or the transfer or disposition of all or substantially all of the assets of the Company, its parent or their successor or a person, acquires, directly or indirectly, the voting power to elect a majority of the members of the Board of the Company or its parent (other than in the normal course) or any other similar transaction or series of related transactions.

Senior Management Incentive Compensation Plan

In fiscal 2013, the Compensation Committee set the number of company financial performance targets to one within the guidelines of the existing plan.  If the one financial target was achieved, a bonus pool would be created ranging from 10% to a maximum of 50% of the salaries of the named executive officers.  The bonus pool would be allocated as follows:  David Humphrey – 40%, David Chymiak – 32% and Scott Francis – 28%.

In fiscal 2014, the Compensation Committee set the number of company performance targets, subject to revision at the discretion of the Compensation Committee, to two within the guidelines of the existing plan.  Each of the financial targets had a bonus pool potential ranging from 5% to a maximum of 25% of the salaries of the named executive officers.  The bonus pool would be allocated as follows:  David Humphrey – 40%, David Chymiak – 32% and Scott Francis – 28%.

Outstanding Equity Awards at September 30, 2014

The following table reflects the outstanding stock options held by the named executive officers of the Company as of September 30, 2014.  The named executive officers do have restricted stock (see the Restricted Stock Awards listed in the Summary Compensation Table on page 15), and none of the stock options reported in the table are subject to performance-related conditions.

Named Executive Officer	Number of Securities Underlying Options which are Exercisable	Number of Securities Underlying Options which are Unexercisable		Option Exercise Price	Option Expiration Date
David L. Humphrey	80,000	120,000	(1)	$2.45	4/2/2022
	0	100,000	(2)	$3.21	4/3/2024
David E. Chymiak	5,000			$4.62	3/7/2015
	5,000			$5.78	3/6/2016
	5,000			$3.45	3/6/2017
	0	50,000	(3)	$3.21	4/3/2024
Scott A. Francis	10,000			$3.01	9/16/2018
	20,000	30,000	(4)	$2.45	4/2/2022
	0	50,000	(5)	$3.21	4/3/2024

(1)
Options vest in 5 annual installments of 40,000 starting 04/02/2013, subject to accelerated vesting in the event of a change in control.  Options are exercisable until termination of employment except that in the event of disability, the options are exercisable until the option expiration date and in the event of death, the options are exercisable until the earlier of one year from the date of death or the option expiration date.

(2)
Options vest in 3 annual installments of 33,333 starting 04/03/2015, subject to accelerated vesting in the event of a change in control.  Options are exercisable until termination of employment except that in the event of disability, the options are exercisable until the option expiration date and in the event of death, the options are exercisable until the earlier of one year from the date of death or the option expiration date.

(3)
Options vest in 3 annual installments of 16,667 starting 04/03/2015, subject to accelerated vesting in the event of a change in control.  Options are exercisable until termination of employment except that in the event of disability, the options are exercisable until the option expiration date and in the event of death, the options are exercisable until the earlier of one year from the date of death or the option expiration date.

(4)
Options vest in 5 annual installments of 10,000 starting 04/02/2013, subject to accelerated vesting in the event of a change in control.  Options are exercisable until termination of employment except that in the event of disability, the options are exercisable until the option expiration date and in the event of death, the options are exercisable until the earlier of one year from the date of death or the option expiration date.

(5)
Options vest in 3 annual installments of 16,667 starting 04/03/2015, subject to accelerated vesting in the event of a change in control.  Options are exercisable until termination of employment except that in the event of disability, the options are exercisable until the option expiration date and in the event of death, the options are exercisable until the earlier of one year from the date of death or the option expiration date.

PROPOSAL NO. 2
VOTE TO APPROVE THE 2015 INCENTIVE STOCK PLAN

The Board of Directors is requesting that the shareholders approve the ADDvantage Technologies Group, Inc. 2015 Incentive Stock Plan (the “2015 Plan”).  In January 2015, the Board of Directors adopted the 2015 Plan to attract and retain key employees and directors, to provide an additional incentive to each Key Employee and Director (as hereafter defined), to work to increase the value of the Company’s stock, and to provide each Key Employee and Director (as hereafter defined) with a stake in the future of the Company.  The 2015 Plan will be effective when and if approved by the shareholders (the “Effective Date”) and will supersede all previous equity incentive plans of the Company, including the ADDvantage Technologies Group, Inc. 1998 Incentive Stock Plan, as amended (“Preexisting Plan”).  No grants will be made under the Preexisting Plan on or after the Effective Date.   The 2015 Plan will not, however, affect any grants made under the Preexisting Plan that are outstanding as of the Effective Date.  The following discussion is intended merely as a summary of the principal features of the 2015 Plan and is qualified in its entirety by reference to the full text of the 2015 Plan attached to this Proxy Statement as Appendix A.

Vote Required

Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote.  Abstentions will be counted towards the tabulation of votes cast on the proposal and will have the same effect as “Against” votes.  Broker non-votes are counted towards a quorum but will have no effect on the outcome of the vote for this Proposal No. 2.

Summary of Material Features of the 2015 Plan

General.  500,000 shares of common stock (“Stock”) will be available for issuance under the 2015 Plan, plus that number of shares of Stock  sufficient to satisfy grants outstanding under the Preexisting Plan as of the Effective Date.  Based on prior experience the Board estimates that the reservation of 500,000 shares of stock for grant under the 2015 Plan should meet the needs of the Company for the reasonably foreseeable future though this could change, particularly in the event the Company’s hiring needs change.   Except with respect to certain adjustments to reflect any equity restructuring or change in the capitalization of the Company, as well as other transactions described in Section 424(a) of the Code that do not constitute a change in control as defined in the 2015 Plan, the 2015 Plan does not include any formula to increase the number of shares of Stock available for issuance.  Shares of Stock issued pursuant to an Option (as hereafter defined) or grant of restricted Stock will reduce the number of shares available under the 2015 Plan, but any shares of restricted Stock forfeited after issuance will be added back to the pool of Stock available for issuance.  Based solely on the closing price of the Company’s Stock as reported by NASDAQ on January 14, 2015 and the maximum number of shares that would have been available for awards on such date, the maximum aggregate market value of the Stock that could potentially be issued under the 2015 Plan is $1.2 million.

Administration.  The 2015 Plan will be administered by the Company’s three member Compensation Committee, which meets the requirements of Rule 16b-3 of the Securities Exchange Act of 1934 and Section 162(m) of the Internal Revenue Code (the “Code”).  Subject to the terms of the 2015 Plan, the Committee has full power to select those individuals to whom awards will be granted, condition such awards as it deems necessary, including imposing restrictive covenants and non-competition provisions, and interpret the 2015 Plan, as well as take any other action the Committee deems equitable under the circumstances.

Eligibility.  Persons eligible to participate in the 2015 Plan will be those employees and consultants of the Company or any subsidiary or parent (if any) of the Company to whom the Committee, in its sole discretion, decides to make a grant (“Key Employees”), together with any member of the Board of Directors (a “Director”).  Only Key Employees and Directors who are actually employed by the Company or its parent or subsidiaries will be eligible to receive grants of incentive stock options under Section 422 of the Code (“ISOs”).  All Key Employees and Directors, regardless of whether they are employed by the Company, its parent (if any) or subsidiaries, will be eligible to receive grants of stock options that do not qualify as incentive stock options under the Code (“Non-ISOs”, and together with ISOs, “Options”), stock appreciation rights and grants of restricted Stock under the 2015 Plan.  Approximately 15 individuals would currently be eligible to participate in the 2015 Plan, which includes three officers, nine employees who are not officers, and the Directors.

2015 Plan Limits.  An Option will only be treated as an ISO to the extent the fair market value of the Stock subject to the Option which would become exercisable in any year does not exceed $100,000 as determined on the date of the grant.  Any excess will be treated as a Non-ISO.  Generally, no Key Employee or Director may be granted an Option to purchase more than 100,000 shares of Stock or a stock appreciation right based on the appreciation of more than 100,000 shares of Stock.  If a recipient is granted both an Option and stock appreciation right in the same calendar year, then the total number of shares of Stock subject to the Option and stock appreciation right may not exceed 100,000.  Subject to certain adjustments, no Key Employee or Director may receive more than 100,000 shares of Stock pursuant to a grant of restricted Stock during any calendar year.  Notwithstanding the foregoing limits, however, the Committee may exceed the above limits at its discretion if the Committee deems it appropriate in connection with the hiring of any individual who would, when hired, be a Key Employee.

Stock Options.  The 2015 Plan permits the granting of ISOs and Non-ISOs and they may be granted for any reason the Committee deems appropriate, including as a substitute for compensation otherwise payable in cash.  Options granted under the 2015 Plan will be Non-ISOs if they fail to qualify as incentive options under Section 422 of the Code or exceed the annual limit on ISOs.  The exercise price for each Option may not be less than the Fair Market

Value of a share of Stock on the date the Option is granted and, with respect to any stockholder who owns more than ten percent (10%) of the total combined voting power of the Company (a “Ten Percent Shareholder”), the exercise price for any ISO may be no less than 110% of the fair market value of a share of Stock on the date of the grant.  Fair market value for these purposes will be either (a) the price of a share of Stock using the NASDAQ process for identifying the NASDAQ market-specific closing price for issues related to listing on such exchange or (b) if such price is unavailable, the price for the immediately preceding business day or (c) if any such NASDAQ market-specific closing price is unavailable, the current fair market value of a share of Stock as determined by the Committee, acting in good faith.  The Committee may, subject to applicable law and NASDAQ rules, and without further approval from the Company’s stockholders, reduce the exercise price of any outstanding Option or make a tender offer for such Option if the exercise price for such Option on the date of reduction or the date of the tender offer exceeds the then fair market value of a share of Stock subject to the Option.

The term of each Option will be fixed by the Committee and may not exceed ten (10) years from the date of the grant or, in the case of an ISO granted to a Ten Percent Shareholder, five (5) years.  Upon the exercise of an Option, the price may be paid, at the discretion of the Committee, in cash, in shares of Stock, with a promissory note, by delivery of irrevocable instructions to a broker to deliver to the Company the amount of sale or loan proceeds necessary to pay for such Stock and any accompanying tax withholding obligations, by the withholding by the Company from the Stock issuable the number of shares of Stock having a fair market value equal to the exercise price, or any combination of methods.

Stock Appreciation Rights.  The Committee may award stock appreciation rights subject to such conditions and restrictions as the Committee may determine.  Stock appreciation rights entitle the recipient to receive the appreciation of a share of Stock and may or may not be granted with a corresponding Option to receive the number of shares of Stock on which the value of the stock appreciation right is based.  A stock appreciation right which is granted as part of an Option is only exercisable while the related Option is exercisable.  The Committee may set other terms and conditions for the exercise of any stock appreciation right as it deems appropriate.  Upon the exercise of a stock appreciation right, the recipient will receive a payment from the Company in cash or in Stock issued under the 2015 Plan, or a combination of the same, and the number of shares of Stock issued will be based on the fair market value of a share of Stock on the date the stock appreciation right is exercised.  No stock appreciation right may be exercisable on or after ten (10) years from the date the stock appreciation right is granted.  The Committee may, subject to applicable laws and NASDAQ rules, and without further approval from the Company’s stockholders, reduce the value of a stock appreciation right or make a tender offer for any such stock appreciation right if the value of such stock appreciation right on the date of the reduction or on the effective date of the tender offer exceeds the fair market value of a share of Stock with respect to which the appreciation in such stock appreciation right is based.

Stock Grants.  The Committee may award restricted Stock to any participant of the 2015 Plan and subject to such restrictions as the Committee may determine.  These conditions and restrictions may include the achievement of certain performance goals and/or continued employment through a specified period.  To ensure that certain grants of Stock under the 2015 Plan qualify as “performance-based compensation” under Section 162(m) of the Code, the 2015 Plan provides that the Committee may require that the vesting of any awards of restricted Stock be conditioned on the satisfaction of performance criteria that may include any or all of the following: (1) the Company’s return on capital employed or increases in return on capital employed, (2) the Company’s total earnings or the growth in such earnings, (3) the Company’s consolidated earnings or the growth in such earnings, (4) the Company’s earnings per share or the growth in such earnings, (5) the Company’s net earnings or the growth in such earnings, (6) the Company’s earnings before interest expense, taxes, depreciation, amortization and other non-cash items or the growth in such earnings, (7) the Company’s earnings before interest and taxes or the growth in such earnings, (8) the Company’s consolidated net income or the growth in such income, (9) the value of the Company’s stock or the growth in such value, (10) the Company’s stock price or the growth in such price, (11) the Company’s return on assets or the growth on such return, (12) the Company’s cash flow or the growth in such cash flow, (13) the Company’s total shareholder return or the growth in such return, (14) the Company’s expenses or the reduction of such expenses, (15) the Company’s sales growth, (16) the Company’s overhead ratios or changes in such ratios, (17) the Company’s expense-to-sales ratios or the changes in such ratios, (18) the Company’s economic value added or changes in such value added, or (19) such other performance goal established pursuant to the requirements of Section 162(m) of the Code.  The performance goals described above may be set in any manner determined by the Committee, and the Committee may set more than one goal and may provide a range of alternatives as the

Committee deems appropriate under the circumstances.

Adjustments for Restructuring and Changes in Capitalization.  The 2015 Plan requires the Committee to make appropriate adjustments to the number of shares of Stock that are subject to outstanding Options, stock appreciation rights and restricted Stock grants to reflect any equity restructuring or change in the capitalization of the Company, as well as other transactions described in Section 424(a) of the Code that do not constitute a change in control as defined in the 2015 Plan.

Change in Control.  The 2015 Plan provides that upon a “Change in Control” as defined in the 2015 Plan, any conditions to the exercise of all outstanding Options and stock appreciation rights on such date and any issuance and forfeiture conditions on any grants of restricted Stock on such date will automatically be deemed satisfied. The Board of Directors will then have the right to cancel such Options, stock appreciation rights and grants of restricted Stock after providing each Key Employee with a reasonable period to exercise such Options or stock appreciation rights or other action necessary to receive any grant of restricted Stock.

Plan Benefits

If the 2015 Plan is approved, the amounts that would be payable under the 2015 Plan to each of (i) our named executive officers, (b) our executive officers as a group, and (c) our employees who are not executive officers as a group would not have materially changed.  Similarly, if the 2015 Plan had been in effect for the 2014 fiscal year, the amounts that would have been payable for such year under the 2015 Plan to each of (a) our named executive officers, (b) our executive officers as a group, and (c) our employees who are not executive officers as a group would not have been determinable.

Tax Aspects under the Code.

The following is a summary of the principal federal income tax consequences of certain transactions under the 2015 Plan.  It does not describe all federal tax consequences under the 2015 Plan, nor does it describe state or local tax consequences. This summary is for general information purposes only and is not intended as tax advice.

Incentive Stock Options.  No taxable income is generally realized by the recipient upon the grant or exercise of an ISO.  If shares of common stock issued pursuant to an ISO are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the holder of the ISO as long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes.  The exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the holder of the ISO.  If shares of Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of the two-year and one-year holding periods described above, generally (i) the holder of the ISO will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares of Stock at exercise (or, if less, the amount realized on a sale of such Stock) over the exercise price thereof, and (ii) the Company will be entitled to deduct such amount.  If an ISO is exercised at a time when it no longer qualifies for the tax treatment described above, the Option is treated as a Non-ISO.

Non-Incentive Stock Options.  No income is generally realized by the holder of a Non-ISO at the time the Non-ISO is granted.  Generally, (i) at exercise, ordinary income is realized by the recipient in an amount equal to the difference between the exercise price of the Non-ISO and the fair market value of the Stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Stock have been held.  Upon exercise, the holder of the Non-ISO may also be subject to other taxes, such as FICA tax, on the excess of the fair market value over the exercise price of the Non-ISO.

Other Awards.  The Company generally will be entitled to a tax deduction in connection with an award under the 2015 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income.  Participants typically are subject to income tax and recognize such tax at the time that an award, other than an ISO, is exercised, vests, or becomes non-forfeitable.

Section 409A of the Code.  In general, awards under the 2015 Plan are intended to be exempt from, or to comply with, the requirements of Section 409A of the Code, which governs the payment of nonqualified deferred compensation.  To the extent the 2015 Plan or awards under the 2015 Plan fail to comply with the requirements of Section 409A of the Code, participants may be subject to additional tax liability.

Limitations on Deductions.  Under Section 162(m) of the Code, the Company’s tax deduction for certain awards under the 2015 Plan may be limited to the extent that certain executive officers receive compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).  The 2015 Plan is structured to allow certain awards to qualify as performance-based compensation.

Recommendation of the Board of Directors:
The Board of Directors recommends a vote FOR the 2015 Incentive Stock Plan.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected the accounting firm of HoganTaylor as our independent registered public accounting firm to examine our financial statements for the fiscal year ending September 30, 2015.

Representatives from HoganTaylor will attend the Annual Meeting to answer appropriate questions and make statements if they desire.

Recommendation of the Board of Directors:
The Board of Directors recommends a vote FOR the ratification of the appointment of HoganTaylor.

PRINCIPAL ACCOUNTING FEES AND SERVICES

HoganTaylor audited our financial statements for the fiscal years ended September 30, 2014 and 2013.  Our Audit Committee considered whether the provisions for the tax services and other services by HoganTaylor were compatible with maintaining their independence and determined that they were.

Fees Incurred by the Company for Services Performed by Audit Firms

The following table shows the fees for professional services provided by HoganTaylor for the audits of our annual financial statements for the years ended September 30, 2014 and 2013, respectively, and fees billed for other services during those periods.

	2014	2013
Audit Fees(1)	$162,900	$101,500
Audit-Related Fees(2)	2,300	865
Tax Fees(3)	26,700	20,550
All Other Fees	-	-
Total	$191,900	$122,915

1)
Audit Fees represent fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements and audit services provided in connection with the issuance of comfort letters, consents, and assistance with review of documents filed with the SEC.

2)	Audit-Related Fees represent reimbursements of travel and other costs associated with audit services.
3)	Tax Fees represent fees for annual tax return preparation and research of tax related matters.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm.  In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.  During the year, the Audit Committee approved all of the services performed by the independent registered public accounting firm.  The fees billed for these services approximated 100% of the pre-approved amounts.

Before engagement of the independent registered public accounting firm for the next year’s audit, management will submit a list of services and related fees expected to be rendered during that year within each of the following four categories of services to the Audit Committee for approval:

1.
Audit services include audit work performed on the financial statements, internal control over financial reporting, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and discussions surrounding the proper application of financial accounting and/or reporting standards.

2.
Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions and special procedures required to meet certain regulatory requirements.

3.
Tax services include all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm’s tax personnel, including tax analysis; assisting with coordination of execution of tax related activities, primarily in the area of corporate development; supporting other tax related regulatory requirements; and tax compliance and reporting.

4.
Other Fees are those associated with services not captured in the other categories.  We generally don’t request such services from the independent registered public accounting firm other than the annual audit of our Defined Contribution Plan.

Before engagement, the Audit Committee pre-approves the independent registered public accounting firm’s services within each category.  During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories.  In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

SHAREHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

If you want to include a shareholder proposal in the proxy statement for the 2016 annual meeting, it must be delivered to our executive offices, 1221 East Houston, Broken Arrow, Oklahoma, 74012, on or before October 1, 2015.  In addition, if you wish to present a proposal at the 2016 annual meeting that will not be included in our proxy statement and you fail to notify us by December 15, 2015, then the proxies solicited by our Board for the 2016 annual meeting will include discretionary authority to vote on your proposal in the event that it is properly brought before the meeting.

OTHER MATTERS

At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than the proposal discussed above.  If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxyholder sees fit.

Only one annual report and proxy statement are being delivered to multiple shareholders who share one address, unless we have received instructions to the contrary.  We will promptly provide a separate copy of the annual report and proxy statement to a shareholder at a shared address to which single copies were delivered upon request sent in writing to ADDvantage Technologies Group, Inc., c/o Shareholder Relations, 1221 East Houston, Broken Arrow, Oklahoma, 74012, or by calling (918) 251-9121.  If you wish to receive a separate annual report and proxy statement in the future, or if you currently receive multiple copies of the annual report and proxy statement and wish to request delivery of only single copies, you may notify us at the same address or phone number.

You can obtain a copy of our Annual Report on Form 10-K for the year ended September 30, 2014 at no charge by sending your request in writing to ADDvantage Technologies Group, Inc., c/o Scott A. Francis, Vice President, Chief Financial Officer & Secretary, 1221 East Houston, Broken Arrow, Oklahoma, 74012.   This document and other information may also be accessed from our website at www.addvantagetechnologies.com.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on March 4, 2015

Our proxy statement, our form of proxy and our annual report are available at http://materials.proxyvote.com/006743.

APPENDIX A

ADDVANTAGE TECHNOLOGIES GROUP, INC.

2015 INCENTIVE STOCK PLAN

TABLE OF CONTENTS

Page

ARTICLE 1	BACKGROUND AND PURPOSE	1

ARTICLE 2	DEFINITIONS	1

2.1	Affiliate	1

2.2	Award	1

2.3	Board	1

2.4	Certificate	1

2.5	Change Effective Date	1

2.6	Change in Control	1

2.7	Code	2

2.8	Committee	2

2.9	Company	2

2.10	Disability	2

2.11	Director	2

2.12	Effective Date	2

2.13	Fair Market Value	2

2.14	ISO	3

2.15	Inside Director	3

2.16	Key Employee	3

2.17	NASDAQ Official Closing Price	3

2.18	1933 Act	3

2.19	1934 Act	3

2.20	Non-ISO	3

2.21	Option	3

2.22	Option Certificate	3

2.23	Option Price	3

2.24	Outside Director	3

2.25	Parent	3

2.26	Plan	3

2.27	Preexisting Plan	4

2.28	Rule 16b-3	4

2.29	SAR Value	4

2.30	Stock	4
A-i

2.31	Stock Appreciation Right	4

2.32	Stock Appreciation Right Certificate	4

2.33	Stock Grant	4

2.34	Stock Grant Certificate	4

2.35	Subsidiary	4

2.36	Ten Percent Shareholder	4

ARTICLE 3	SHARES AND GRANT LIMITS	4

3.1	Shares Reserved	4

3.2	Source of Shares	4

3.3	Reduction and Restoration of Shares Reserved	4

3.4	Use of Proceeds	5

3.5	Grant Limits	5

3.6	Preexisting Plan	5

ARTICLE 4	EFFECTIVE DATE	5

ARTICLE 5	COMMITTEE	5

ARTICLE 6	ELIGIBILITY	6

ARTICLE 7	OPTIONS	6

7.1	Committee Action	6

7.2	Option Certificate	6

7.3	$100,000 Limit	6

7.4	Option Price	6

7.5	Payment	7

7.6	Exercise	7

ARTICLE 8	STOCK APPRECIATION RIGHTS	8

8.1	Committee Action	8

8.2	Terms and Conditions	8

8.3	Exercise	8

ARTICLE 9	STOCK GRANTS	9

9.1	Committee Action	9

9.2	Conditions	9

9.3	Dividends, Voting Rights and Creditor Status	9

9.4	Satisfaction of Forfeiture Conditions	10

A-ii

9.5	Performance Goals for Income Tax Deduction.	10

ARTICLE 10	NON-TRANSFERABILITY	11

10.1	Non-Transferable	11

10.2	Permitted Transfers	11

10.3	Taxes; Notice	12

ARTICLE 11	SECURITIES REGISTRATION	12

ARTICLE 12	LIFE OF PLAN	12

ARTICLE 13	ADJUSTMENT	13

13.1	Capital Structure	13

13.2	Shares Reserved	13

13.3	Transactions Described in Section 424 of the Code	13

13.4	Fractional Shares	13

ARTICLE 14	CHANGE IN CONTROL	14

ARTICLE 15	AMENDMENT OR TERMINATION	14

ARTICLE 16	MISCELLANEOUS	14

16.1	Shareholder Rights	14

16.2	No Contract of Employment	14

16.3	Tax Withholding	15

16.4	Construction	15

16.5	Other Conditions	15

16.6	Rule 16b-3	15

16.7	Coordination with Employment Agreements and Other Agreements	15

A-iii

ARTICLE 1

BACKGROUND AND PURPOSE

The purpose of this Plan is to promote the interests of ADDvantage Technologies Group, Inc., an Oklahoma corporation (the “Company”), by authorizing the Committee to grant equity-based awards to Key Employees and Directors in order (1) to attract and retain Key Employees and Directors, (2) to provide an additional incentive to each Key Employee and Director to work to increase the Stock value, and (3) to provide each Key Employee and Director with a stake in the future of the Company which corresponds to the stake of each of the Company’s shareholders.  This Plan document is effective as of the Effective Date and supersedes all previous equity incentive plans of the Company including the ADDvantage Technologies Group, Inc. 1998 Incentive Stock Plan, as amended.

ARTICLE 2

DEFINITIONS

2.1 Affiliate - means any organization (other than a Subsidiary) that would be treated as under common control with the Company under Section 414(c) of the Code if “50 percent” were substituted for “80 percent” in the income tax regulations under Section 414(c) of the Code.

2.2 Award - means a grant of an Option, Stock Appreciation Right, or Stock Grant under this Plan.

2.3 Board - means the Board of Directors of the Company.

2.4 Certificate - means, as applicable, an Option Certificate, a Stock Appreciation Right Certificate or a Stock Grant Certificate.

2.5 Change Effective Date - means either the date which includes the “closing” of the transaction which makes a Change in Control effective if the Change in Control is made effective through a transaction which has a “closing” or the date a Change in Control is reported in accordance with applicable law as effective to the Securities and Exchange Commission if the Change in Control is made effective other than through a transaction which has a “closing”.

2.6 Change in Control - means any one of the following events or transactions:

(a) any “person” (as that term is used in Sections 13(d) and 14(d)(2) of the 1934 Act) after the date this Plan becomes effective under Article 4 becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) directly or indirectly, of securities representing 50% or more of the combined voting power for election of directors of the then outstanding securities of the Company or any successor to the Company; provided, however, the following transactions shall not constitute a Change of Control under this Section 2.6(a):  (A) any acquisition of such securities by the Company, (B) any acquisition of such securities by any employee benefit plan (or a related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (C) any acquisition of such securities by any person who, immediately before such acquisition, had beneficial ownership (as defined in Rule 13d-3 under the 1933 Act) of 20% or more of (i) the fair market value of the then outstanding securities of the Company or (ii) the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors to the board of directors of the Company or (D) any acquisition by any person or entity, including without limitation, any corporation pursuant to a transaction which satisfies the requirements of Section 2.6(d)(A) or Section 2.6(d)(B) and Section 2.6(d)(C);

(b) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the Board cease for any reason (whether beginning on or after the date this Plan becomes effective under Article 4) to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period;

(c) the shareholders of the Company after the date this Plan becomes effective under Article 4 approve any dissolution or liquidation of the Company or any sale or the disposition of 50% or more of the assets or business of the Company; or

(d) shareholders of the Company after the date this Plan becomes effective under Article 4 approve any reorganization, merger, consolidation or share exchange unless (A) the persons who were the beneficial owners of the outstanding shares of the common stock of the Company immediately before the consummation of such transaction beneficially own more than 60% of the outstanding shares of the common stock of the successor or survivor corporation in such transaction immediately following the consummation of such transaction and (B) the number of shares of the common stock of such successor or survivor corporation beneficially owned by the persons described in Section 2.6(d)(A) immediately following the consummation of such transaction is beneficially owned by each such person in substantially the same proportion that each such person had beneficially owned shares of the Company common stock immediately before the consummation of such transaction, provided (C) the percentage described in Section 2.6(d)(A) of the beneficially owned shares of the successor or survivor corporation and the number described in Section 2.6(d)(B) of the beneficially owned shares of the successor or survivor corporation shall be determined exclusively by reference to the shares of the successor or survivor corporation which result from the beneficial ownership of shares of common stock of the Company by the persons described in Section 2.6(d)(A) immediately before the consummation of such transaction.

2.7 Code - means the Internal Revenue Code of 1986, as amended.

2.8 Committee - means a committee of the Board which shall have at least two (2) members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a “non-employee director” under Rule 16b-3 and an “outside director” under Section 162(m) of the Code.

2.9 Company - means ADDvantage Technologies Group, Inc., an Oklahoma corporation, and any successor to ADDvantage Technologies Group, Inc.

2.10 Disability - means begin unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

2.11 Director - means any member of the Board.

2.12 Effective Date - means that date set forth in Article 4.

2.13 Fair Market Value - means either (a) the NASDAQ Official Closing Price for the applicable date or (b) if the NASDAQ Official Closing Price is not available for the applicable date, the NASDAQ Official Closing Price for the immediately preceding business day or (c) if no such NASDAQ

Official Closing Price quotation is available, (c) the current fair market value of a share of Stock that the Committee acting in good faith determines through the reasonable application of a reasonable valuation method which takes into consideration in applying its methodology all available information material to the value of the Company, considering factors including (as applicable) (1) the value of the Company’s tangible and intangible assets, (2) the present value of the Company’s anticipated future cash-flows, (3) the market value of equity interests in similar companies engaged in trades or businesses substantially similar to those engaged in by the Company, the value of which can be readily determined through nondiscretionary, objective means (such as through trading prices on an established securities market or an amount paid in an arms-length private transaction), (4) recent arm’s length transactions involving the sale or transfer of shares of Stock, and (5) other relevant factors such as control premiums or discounts for lack of marketability and whether the valuation method is used for other purposes that have a material economic effect on the Company, the holders of Stock or the Company’s creditors.

2.14 ISO - means an option granted under this Plan to purchase Stock which is intended to satisfy the requirements of Section 422 of the Code.

2.15 Inside Director - means a member of the Board who is an employee of the Company or a Parent or Subsidiary or Affiliate.

2.16 Key Employee - means an employee or consultant of the Company or any Subsidiary or Parent or Affiliate to whom the Committee decides, in its sole and absolute discretion, to make a grant under this Plan.

2.17 NASDAQ Official Closing Price - means the price of a share of Stock as determined using the NASDAQ process for identifying the NASDAQ market-specific closing price for NASDAQ-listed issues.

2.18 1933 Act - means the Securities Act of 1933, as amended.

2.19 1934 Act - means the Securities Exchange Act of 1934, as amended.

2.20 Non-ISO - means an option granted under this Plan to purchase Stock which is intended to fail to satisfy the requirements of Section 422 of the Code.

2.21 Option - means an ISO or a Non-ISO which is granted under Article 7.

2.22 Option Certificate - means the certificate or other agreement (whether in electronic or written form) which sets forth the terms and conditions of an Option granted under this Plan.

2.23 Option Price - means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

2.24 Outside Director - means a member of the Board who is not an employee of the Company or a Parent or Subsidiary or Affiliate.

2.25 Parent - means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) of the Company.

2.26 Plan - means this ADDvantage Technologies Group, Inc. 2015 Incentive Stock Plan as effective as of the date approved by the shareholders of the Company and as amended from time to time thereafter.

2.27 Preexisting Plan - means the ADDvantage Technologies Group, Inc. 1998 Incentive Stock Plan, as such plan has been amended from time to time up to the Effective Date.

2.28 Rule 16b-3 - means the exemption under Rule 16b-3 to Section 16(b) of the 1934 Act or any successor to such rule.

2.29 SAR Value - means the value assigned by the Committee to a share of Stock in connection with the grant of a Stock Appreciation Right under Article 8.

2.30 Stock - means the $0.01 par value common stock of the Company.

2.31 Stock Appreciation Right - means a right which is granted under Article 8 to receive the appreciation in a share of Stock.

2.32 Stock Appreciation Right Certificate - means the certificate or other agreement (whether in electronic or written form) which sets forth the terms and conditions of a Stock Appreciation Right which is not granted as part of an Option.

2.33 Stock Grant - means a grant under Article 9 which is designed to result in the issuance of the number of shares of Stock described in such grant.

2.34 Stock Grant Certificate - means the certificate or other agreement (whether in electronic or written form) which sets forth the terms and conditions of a Stock Grant.

2.35 Subsidiary - means a corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company.

2.36 Ten Percent Shareholder - means a person who owns (after taking into account the attribution rules of Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either the Company, a Subsidiary or Parent.

ARTICLE 3

SHARES AND GRANT LIMITS

3.1 Shares Reserved.  There shall (subject to Article 13) be reserved for issuance under this Plan (a) 500,000 shares of Stock plus (b) the number of shares of Stock which would remain available for issuance or vesting under the Preexisting Plan sufficient to satisfy grants outstanding under such Preexisting Plan as of the Effective Date; provided, however, (c) nothing in this Plan shall affect any grants under the Preexisting Plan which are outstanding on the Effective Date of this Plan until such time, if any, that any shares of Stock subject to such grants are forfeited or grants respecting any shares of Stock expire on or after the Effective Date in accordance with the terms of such grants or such grants are cancelled.

3.2 Source of Shares.  The shares of Stock described in Section 3.1 shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company.

3.3 Reduction and Restoration of Shares Reserved.  All shares of Stock reserved for issuance under Section 3.1 shall remain available for issuance under this Plan until issued pursuant to the exercise of an Option or a Stock Appreciation Right or issued pursuant to a Stock Grant; provided,

(a) any such shares of Stock which are issued pursuant to an Option shall reduce the number of shares reserved for issuance under Section 3.1 on a one to one (1 to 1) basis, any shares issued pursuant to a Stock Grant shall reduce the number of shares reserved for issuance under Section 3.1 on a one to one  (1 to 1) basis, and any shares which are forfeited after issuance pursuant to a Stock Grant shall be restored to the number of shares reserved for issuance under Section 3.1 on a one to one (1 to 1) basis;

(b) any shares of Stock issued or otherwise used to satisfy a tax withholding obligation under Section 16.3 shall no longer be available for issuance under Section 3.1;

(c) any shares of Stock which are tendered to the Company to pay the Option Price of an Option or which are tendered to the Company in satisfaction of any condition to a Stock Grant shall no longer be available for issuance under Section 3.1, and

(d) the number of shares of Stock reserved for issuance under Section 3.1 shall be reduced on a one to one (1 to 1) basis for each share of Stock with respect to which the appreciation in a Stock Appreciation Right is based if a share of Stock is issued in connection with the exercise of such Stock Appreciation Right.

3.4 Use of Proceeds.  The proceeds which the Company receives from the sale of any shares of Stock under this Plan shall be used for general corporate purposes and shall be added to the general funds of the Company.

3.5 Grant Limits.  Subject to Article 13, no Key Employee or Director in any calendar year shall receive a Stock Grant in excess of or be granted an Option to purchase more than 100,000 shares of Stock or a Stock Appreciation Right based on the appreciation with respect to more than 100,000 shares of Stock.  If a Key Employee or Director is granted both an Option and a Stock Appreciation Right in any calendar year, then the total of the number of Shares subject to the Option and the number of shares with respect to which the Stock Appreciation Right is based shall not exceed 100,000.  Notwithstanding the above limits, the Committee shall have the discretion to exceed any such limits if deemed necessary or appropriate in connection with the hiring of any individual who, when hired, would be a Key Employee.

3.6 Preexisting Plan.  No grants shall be made under the Preexisting Plan on or after the Effective Date.
ARTICLE 4

EFFECTIVE DATE

The effective date of this Plan shall be the date on which the Plan is approved by the Company’s shareholders.

ARTICLE 5

COMMITTEE

This Plan shall be administered by the Committee.  The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to Article 14 and Article 15 and Rule 16b-3) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Key

Employee or Director and on each other person directly or indirectly affected by such action.  Furthermore, the Committee as a condition to making any grant under this Plan to any Key Employee or Director shall have the right to require him or her to execute an agreement which makes the Key Employee or Director subject to non-competition provisions and other restrictive covenants which run in favor of the Company.  The Committee shall have the exclusive authority to contest on behalf of the Company, at the expense of the Company, any ruling or decision on any matter relating to the Plan or to any awards of Options, Stock Grants, or Stock Appreciation Rights under the Plan.

 ARTICLE 6

 ELIGIBILITY

Only Key Employees, including Directors, who are employed by the Company or a Subsidiary or Parent shall be eligible for the grant of ISOs under this Plan.  All Key Employees and all Directors, regardless of whether such Directors are employed by the Company, shall be eligible for the grant of Non-ISOs and Stock Appreciation Rights and for Stock Grants under this Plan.  Subject to the express provisions of this Plan, the Committee shall have the exclusive authority to determine the individuals who will receive awards of Options, Stock Grants, or Stock Appreciation Rights, the times when they will receive them, the number of shares of Stock to be subject to each award and the Option Price, payment terms, payment method, and expiration date applicable to each award.

ARTICLE 7

OPTIONS

7.1 Committee Action.  The Committee acting in its absolute discretion shall have the right to grant Options to Key Employees and to Directors under this Plan from time to time to purchase shares of Stock, and Options may be granted for any reason the Committee deems appropriate, including as a substitute for compensation otherwise payable in cash.

7.2 Option Certificate.  Each grant of an Option shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a Non-ISO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan; however, (a) if the Committee grants an ISO and a Non-ISO to a Key Employee on the same date, the right of the Key Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO and (b) no Option Certificate shall provide for the automatic grant of any new Option upon the exercise of an Option subject to such Option Certificate.

7.3 $100,000 Limit.  No Option shall be treated as an ISO to the extent that the aggregate Fair Market Value of the Stock subject to the Option which would first become exercisable in any calendar year exceeds $100,000.  Any such excess shall instead automatically be treated as a Non-ISO.  The Committee shall interpret and administer the ISO limitation set forth in this Section 7.3 in accordance with Section 422(d) of the Code, and the Committee shall treat this Section 7.3 as in effect only for those periods for which Section 422(d) of the Code is in effect.

7.4 Option Price.  The Option Price for each share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Key Employee who is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted.  To the extent permitted under applicable securities laws, the rules of the stock exchange on which the shares of Stock are traded, and Section 409A of the Code, the

Committee may, without further approval by the Company’s shareholders, take any action whether through an amendment, a cancellation, making replacement grants or exchanges or any other means, to directly or indirectly reduce the Option Price of any outstanding Option or to make a tender offer for any Option if the Option Price for such Option on the effective date of such tender offer exceeds the then Fair Market Value of a share of Stock subject to such Option.

7.5 Payment.  The Option Price may be paid, at the sole discretion of the Committee, in (a) cash, (b) in shares of Stock with a Fair Market Value, as determined as of the close of business on the day prior to the day on which such Option is exercised, equal to the Option Price, (c) if permitted by the Committee, a promissory note in the amount of the Option Price, which note shall provide for full personal liability of the maker and shall contain such other terms and provisions as the Committee may determine, including without limitation the right to repay the note partially or wholly with Stock, (d) if permitted by the Committee, by delivery of irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay for all Stock acquired through such exercise and any tax withholding obligations resulting from such exercise, (e) if permitted by the Committee, by the withholding by the Company from the Stock issuable upon any exercise of the Option that number of shares having a Fair Market Value equal to such Option Price pursuant to a written election delivered to the Committee on or prior to the date of exercise, or (f) as permitted by the Committee, by a combination of such methods.  The Option Price may also be paid in shares of Stock which were received by the person exercising such Option upon the exercise of one or more Options or as an award of Stock under the Plan.  In the event shares of restricted Stock are tendered as consideration for the exercise of an Option, a like number of shares of Stock issued upon such exercise shall be subject to the same restrictions as the Stock so tendered plus any additional restrictions that may be imposed by the Committee.

7.6 Exercise.

(a) Vesting.  The Committee may condition the right to exercise an Option on the satisfaction of a service requirement or a performance requirement or on the satisfaction of more than one such requirement or the satisfaction of any combination of such requirements or may grant an Option which is not subject to any such requirements, all as determined by the Committee in its discretion and as set forth in the related Option Certificate.

(b) Exercise Period.  Each Option granted under this Plan shall be exercisable in whole or in part to the extent vested at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option exercisable on or after the earlier of

(i) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Key Employee is a Ten Percent Shareholder on the date the Option is granted, or

(ii) the date which is the tenth anniversary of the date the Option is granted, if the Option is (a) a Non-ISO or (b) an ISO which is granted to a Key Employee who is not a Ten Percent Shareholder on the date the Option is granted.

(c) Termination of Status as Key Employee or Director.  Subject to Section 7.6(a), an Option Certificate may provide for the exercise of an Option after a Key Employee’s or a Director’s status as such has terminated for any reason whatsoever, including death or disability.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1 Committee Action.  The Committee acting in its absolute discretion shall have the right to grant Stock Appreciation Rights to Key Employees and to Directors under this Plan from time to time, and each Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.  Stock Appreciation Rights may be granted for any reason the Committee deems appropriate, including as a substitute for compensation otherwise payable in cash.  To the extent permitted under applicable securities laws, the rules of the stock exchange on which the shares of Stock are traded, and Section 409A of the Code, the Committee may, without further approval by the Company’s shareholders, take any action, whether through an amendment, a cancellation, making replacement grants or exchanges or any other means, to directly or indirectly reduce the SAR Value of any outstanding Stock Appreciation Right or to make a tender offer for any Stock Appreciation Right if the SAR Value for such Stock Appreciation Right on the effective date of such tender offer exceeds the then Fair Market Value of a share of Stock with respect to which the appreciation in such Stock Appreciation Right is based.

8.2 Terms and Conditions.

(a) Stock Appreciation Right Certificate.  If a Stock Appreciation Right is granted independent of an Option, such Stock Appreciation Right shall be evidenced by a Stock Appreciation Right Certificate, and such certificate shall set forth the number of shares of Stock on which the Key Employee’s or Director’s right to appreciation shall be based and the SAR Value of each share of Stock.  The SAR Value shall be no less than the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is granted.  The Stock Appreciation Right Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but no Stock Appreciation Right Certificate shall make a Stock Appreciation Right exercisable on or after the date which is the tenth anniversary of the date such Stock Appreciation Right is granted.

(b) Option Certificate.  If a Stock Appreciation Right is granted together with an Option, such Stock Appreciation Right shall be evidenced by the related Option Certificate, the number of shares of Stock on which the Key Employee’s or Director’s right to appreciation is based shall be no more than the number of shares of Stock subject to the related Option, and the SAR Value for each such share of Stock shall be no less than the Option Price under the related Option.  Each such Option Certificate shall provide that the exercise of the Stock Appreciation Right with respect to any share of Stock shall cancel the Key Employee’s or Director’s right to exercise his or her Option with respect to such share and, conversely, that the exercise of the Option with respect to any share of Stock shall cancel the Key Employee’s or Director’s right to exercise his or her Stock Appreciation Right with respect to such share.  A Stock Appreciation Right which is granted as part of an Option shall be exercisable only while the related Option is exercisable.  The Option Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances.

(c) Vesting.  The Committee may condition the right to exercise a Stock Appreciation Right on the satisfaction of a service requirement or a performance requirement or on the satisfaction of more than one such requirement or the satisfaction of any combination of such requirements or may grant a Stock Appreciation Right which is not subject to any such requirements, all as determined by the Committee in its discretion and as set forth in the related Stock Appreciation Right Certificate.

8.3 Exercise.  A Stock Appreciation Right shall be exercisable to the extent vested only when the Fair Market Value of a share of Stock on which the right to appreciation is based exceeds the SAR Value for such share, and the payment, if any, due on exercise shall be based on such excess with respect to the number of shares of Stock to which the exercise relates.  A Key Employee or Director upon the exercise of his or her Stock Appreciation Right shall receive a payment from the Company in cash or in Stock issued under this Plan, or in a combination of cash and Stock, and the number of shares of Stock issued shall be based on the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is exercised.  The Committee acting in its absolute discretion shall have the right to determine the form and time of any payment under this Section 8.3.

ARTICLE 9

STOCK GRANTS

9.1 Committee Action.  The Committee acting in its absolute discretion shall have the right to make Stock Grants to Key Employees and to Directors, and Stock Grants may be made for any reason the Committee deems appropriate, including as a substitute for compensation otherwise payable in cash.  Each Stock Grant shall be evidenced by a Stock Grant Certificate, and each Stock Grant Certificate shall set forth the conditions, if any, under which Stock will be issued under the Stock Grant and the conditions under which the Key Employee’s or Director’s interest in any Stock which has been issued will become vested and non-forfeitable.

9.2 Conditions.

(a) Conditions to Issuance of Stock.  The Committee acting in its absolute discretion may make the issuance of Stock under a Stock Grant subject to the satisfaction of one, or more than one, condition which the Committee deems appropriate under the circumstances for Key Employees or Directors generally or for a Key Employee or a Director in particular, and the related Stock Grant Certificate shall set forth each such condition and the deadline for satisfying each such condition.  Stock subject to a Stock Grant shall be issued in the name of a Key Employee or Director only after each such condition, if any, has been timely satisfied, and any Stock which is so issued shall be held by the Company pending the satisfaction of the vesting conditions, if any, under Section 9.2(b) for the related Stock Grant.

(b) Vesting Conditions.  The Committee acting in its absolute discretion may issue any Stock in the name of a Key Employee or Director under a Stock Grant subject to the satisfaction of one, or more than one, objective employment, performance or other vesting condition that the Committee acting in its absolute discretion deems appropriate under the circumstances for Key Employees or Directors generally or for a Key Employee or a Director in particular, and the related Stock Grant Certificate shall set forth each such  vesting condition, if any, and the deadline, if any, for satisfying each such vesting condition.  A Key Employee’s or a Director’s vested and non-forfeitable interest in the shares of Stock underlying a Stock Grant shall depend on the extent to which he or she timely satisfies each such vesting condition.  If a share of Stock is issued under this Section 9.2(b) before a Key Employee’s or Director’s interest in such share of Stock is vested and is non-forfeitable, (1) such share of Stock shall not be available for re-issuance under Article 3 until such time, if any, as such share of Stock thereafter is forfeited as a result of a failure to timely satisfy a vesting condition and (2) the Company shall have the right to condition any such issuance on the Key Employee or Director first signing an irrevocable stock power in favor of the Company with respect to the forfeitable shares of Stock issued to such Key Employee or Director in order for the Company to effect any forfeiture called for under the related Stock Grant Certificate.

9.3 Dividends, Voting Rights and Creditor Status.

(a) Cash Dividends.  Except as otherwise set forth in a Stock Grant Certificate, if a dividend is paid in cash on a share of Stock awarded under a Stock Grant before the first date that a Key Employee’s or a Director’s interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall pay such cash dividend directly to such Key Employee or Director.

(b) Stock Dividends.  If a Stock dividend is paid on a share of Stock awarded pursuant to a Stock Grant before the first date that a Key Employee’s or a Director’s interest in such award Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall hold such Stock dividend subject to the same conditions that apply to the award Stock under Section 9.2(b).

(c) Other.  If a dividend (other than a dividend described in Section 9.3(a) or Section 9.3(b)) is paid with respect to a share of Stock after such Stock has been issued under a Stock Grant but before the first date that a Key Employee’s or a Director’s interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall distribute or hold such dividend in accordance with such rules as the Committee shall adopt with respect to each such dividend.

(d) Voting.  Except as otherwise set forth in a Stock Grant Certificate, a Key Employee or a Director shall have the right to vote the Stock issued under his or her Stock Grant during the period which comes after such Stock has been issued under a Stock Grant but before the first date that a Key Employee’s or Director’s interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable.

9.4 Satisfaction of Forfeiture Conditions.  A share of Stock shall cease to be subject to a Stock Grant at such time as a Key Employee’s or a Director’s interest in such Stock becomes vested and non-forfeitable under this Plan, and the certificate or other evidence of ownership representing such share shall be transferred to the Key Employee or Director as soon as practicable thereafter.

9.5 Performance Goals for Income Tax Deduction.

(a) General.  In addition to, and not in limitation of, the Committee’s authority to make Stock Grants pursuant to Section 9.1, the Committee may, where the Committee under the circumstances deems it in the Company’s best interest (1) make Stock Grants to Key Employees subject to at least one condition related to one, or more than one, performance goal based on the performance goals described in Section 9.5(b) and set as provided in Section 9.5(c) which the Committee deems likely to result in the Stock Grant qualifying as “performance-based compensation” under Section 162(m) of the Code or (2) make Stock Grants to Key Employees under such other circumstances as the Committee deems likely to result in an income tax deduction for the Company with respect to such Stock Grant.

(b) Performance Goals.  A performance goal is described in this Section 9.5(b) if such goal relates to (1) the Company’s return on capital employed or increases in return on capital employed, (2) the Company’s total earnings or the growth in such earnings, (3) the Company’s consolidated earnings or the growth in such earnings, (4) the Company’s earnings per share or the growth in such earnings, (5) the Company’s net earnings or the growth in such earnings, (6) the Company’s earnings before interest expense, taxes, depreciation, amortization and other non-cash items or the growth in such earnings, (7) the Company’s earnings before interest and taxes or the growth in such earnings, (8) the Company’s consolidated net income or the growth in such income, (9) the value of the Company’s stock or the growth in such value, (10) the Company’s stock price or the growth in such price, (11) the Company’s return on assets or the growth on such return, (12) the Company’s cash flow or the growth in such cash flow, (13) the Company’s total shareholder return or the growth in such return, (14) the Company’s expenses or the reduction of such expenses, (15) the Company’s sales growth, (16) the Company’s overhead ratios or changes in such ratios, (17) the Company’s expense-to-sales ratios or the changes in such ratios, (18) the Company’s economic value added or changes in such value added, or (19) such other performance goal established pursuant to the requirements of Section 162(m) of the Code.

(c) Alternative Goals.  A performance goal described in Section 9.5(b), above, may be set in any manner determined by the Committee, including looking to achievement on an absolute or relative basis in relation to peer groups or indexes, and the Committee may set more than one goal.  No change may be made to a performance goal under this Section 9.5 after the goal has been set.  However, the Committee may express any goal in terms of alternatives, or a range of alternatives, as the Committee deems appropriate under the circumstances, such as including or excluding (1) any acquisitions or dispositions, restructuring, discontinued operations, extraordinary items and other unusual or non-recurring charges, (2) any event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management or (3) the effects of tax or accounting changes.

ARTICLE 10

NON-TRANSFERABILITY

10.1 Non-Transferable.  Except as expressly provided in this Article 10, no Option, Stock Grant, or Stock Appreciation Right shall (absent the Committee’s express, written consent) be transferable by a Key Employee or a Director other than by will or by the laws of descent and distribution, and any Option or Stock Appreciation Right shall (absent the Committee’s express, written consent) be exercisable during a Key Employee’s or Director’s lifetime only by the Key Employee or Director.  The person or persons to whom an Option or Stock Grant or Stock Appreciation Right is transferred by will or by the laws of descent and distribution (or with the Committee’s express, written consent) thereafter shall be treated as the Key Employee or Director.

10.2 Permitted Transfers.  Notwithstanding the foregoing, the Committee may, at its sole discretion and as permitted by applicable law, permit Awards to be exercised by and paid to certain persons or entities related to the recipient of the Award including, but not limited to, members of such recipient’s immediate family (parents, grandparents, children, grandchildren, spouse, siblings), charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the recipient’s immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish.  Any transfer permitted under this Section 10.2 shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration other than nominal consideration.  Furthermore, the exercise and transfer restrictions in this Article 10 shall not apply to:

(a) transfers to the Company;

(b) the designation of a beneficiary to receive benefits in the event of the death or, if the recipient of the Award has died, transfers to or exercise by the beneficiary, or, in the absence of a validly designated beneficiary, transfers pursuant to a will or the laws of descent and distribution

(c) transfers pursuant to a domestic relations order;

(d) if the recipient of the Award has suffered a Disability, permitted transfers or exercises on behalf of such recipient by his or her legal representative; or

(e) the authorization by the Committee of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

10.3 Taxes; Notice.  In the event of a transfer of an Award pursuant to Section 10.2, above, the recipient of the Award will remain liable for any taxes (including withholding and social security taxes) due upon or as a consequence of the exercise of or lapse of any restrictions in respect of an Award and neither the Company nor the Committee shall have any obligation to provide notice to a transferee of any event or information that has, will or could in any way affect an Award or its exercise.

ARTICLE 11

SECURITIES REGISTRATION

As a condition to the receipt of shares of Stock under this Plan, the Key Employee or Director shall, if so requested by the Company, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect.  Furthermore, if so requested by the Company, the Key Employee or Director shall make a written representation to the Company that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to the Company an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required.  Certificates or other evidence of ownership representing the Stock transferred upon the exercise of an Option or Stock Appreciation Right or upon the lapse of the forfeiture conditions, if any, on any Stock Grant may at the discretion of the Company bear a legend to the effect  that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required.

ARTICLE 12

LIFE OF PLAN

No Option or Stock Appreciation Right shall be granted or Stock Grant made under this Plan on or after the earlier of:

(a) the tenth anniversary of the Effective Date of this Plan (as determined under Section 4), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable, all Stock issued under any Stock Grants under this Plan have been forfeited or have become non-forfeitable, or

(b) the date on which all of the Stock reserved under Section 3 has been issued and is no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

ARTICLE 13

ADJUSTMENT

13.1 Capital Structure.  The grant limits described in Section 3.5, the number, kind or class (or any combination thereof) of shares of Stock subject to outstanding Options and Stock Appreciation Rights granted under this Plan and the Option Price of such Options and the SAR Value of such Stock Appreciation Rights as well as the number, kind or class (or any combination thereof) of shares of Stock subject to outstanding Stock Grants made under this Plan shall be adjusted by the Committee in a reasonable and equitable manner to preserve the aggregate pre-transaction intrinsic value of each such outstanding Option, Stock Appreciation Right or Stock Grant immediately before and immediately after:

(a) any equity restructuring or change in the capitalization of the Company, including, but not limited to, spin offs, stock dividends, large non-reoccurring cash or stock dividends, rights offerings or stock splits, or

(b) any other transaction described in Section 424(a) of the Code which does not constitute a Change in Control of the Company.

13.2 Shares Reserved.  If any adjustment is made with respect to any outstanding Option, Stock Appreciation Right, or Stock Grant under Section 13.1, then the Committee shall adjust the number, kind or class (or any combination thereof) of shares of Stock reserved under Section 3.1.  The Committee shall have the discretion to limit such adjustment to account only for the number, kind and class of shares of Stock subject to each such Option, Stock Appreciation Right, and Stock Grant as adjusted under Section 13.1 or to further adjust such number, kind or class (or any combination thereof) of shares of Stock reserved under Section 3.1 to account for any reduction in the total number of shares of Stock then reserved under Section 3.1 which would result from the events described in Section 13.1(a) and Section 13.1(b) if no action was taken by the Committee under this Section 13.2.  The Committee may make any adjustment provided for in this Section 13.2 without seeking the approval of the Company’s shareholders for such adjustment unless the Committee acting on the advice of counsel determines that such approval is required under applicable law or the rules of the stock exchange on which shares of Stock are traded.

13.3 Transactions Described in Section 424 of the Code.  If there is a  corporate transaction described in Section 424(a) of the Code which does not constitute a Change in Control of the Company, the Committee as part of any such transaction shall have the right to make Stock Grants and Option and Stock Appreciation Right grants (without regard to any limitations set forth under Section 3.5 of this Plan) to effect the assumption of, or the substitution for, outstanding stock grants and option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such outstanding stock grants and stock option and stock appreciation right grants.  Furthermore, if the Committee makes any such grants as part of any such transaction, the Committee shall have the right to increase the number of shares of Stock available for issuance under Section 3.1 by the number of shares of Stock subject to such grants without seeking the approval of the Company’s shareholders for such adjustment unless such approval is required under applicable law or the rules of the stock exchange on which shares of Stock are traded.

13.4 Fractional Shares.  If any adjustment under this Article 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock under any Option, Stock Appreciation Right or Stock Grant, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options, Stock Appreciation Right grants and Stock Grants shall be the next lower number of shares of Stock, rounding all fractions downward.  An adjustment made under this Section 13 by the Committee shall be conclusive and binding on all affected persons.
ARTICLE 14

CHANGE IN CONTROL

If there is a Change in Control of the Company, then as of the Change Effective Date for such Change in Control any and all conditions to the exercise of all outstanding Options and Stock Appreciation Rights on such date and any and all outstanding issuance and forfeiture conditions on any Stock Grants on such date automatically shall be deemed 100% satisfied as of such Change Effective Date, and the Board shall have the right (to the extent expressly required as part of such transaction) to cancel such Options, Stock Appreciation Rights and Stock Grants after providing each Key Employee and Director a reasonable period to exercise his or her Options and Stock Appreciation Rights and to take such other action as necessary or appropriate to receive the Stock subject to any Stock Grants.
ARTICLE 15

AMENDMENT OR TERMINATION

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, (a) no amendment shall be made absent the approval of the shareholders of the Company to the extent such approval is required under applicable law or the rules of the stock exchange on which shares of Stock are listed and (b) no amendment shall be made to Article 14 on or after the date of any Change in Control which might adversely affect any rights which otherwise would vest on the related Change Effective Date.  The Board also may suspend granting Options or Stock Appreciation Rights or making Stock Grants under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right in connection with any such suspension or termination to unilaterally modify, amend or cancel any Option or Stock Appreciation Right granted, or Stock Grant unless (1) the Key Employee or Director consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in Article 14.

ARTICLE 16

MISCELLANEOUS

16.1 Shareholder Rights.  No Key Employee or Director shall have any rights as a shareholder of the Company as a result of the grant of an Option or a Stock Appreciation Right pending the actual delivery of the Stock subject to such Option or Stock Appreciation Right to such Key Employee or Director.  A Key Employee’s or a Director’s rights as a shareholder in the shares of Stock which remain subject to forfeiture under Section 9.2(b) shall be set forth in the related Stock Grant Certificate.

16.2 No Contract of Employment.  The grant of an Option or a Stock Appreciation Right or a Stock Grant to a Key Employee or Director under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on a Key Employee or Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in this Plan or the related Option Certificate, Stock Appreciation Right Certificate, or Stock Grant Certificate.

16.3 Tax Withholding.  Each Option, Stock Appreciation Right, and Stock Grant shall be made subject to the condition that the Key Employee or Director consents to whatever action the Committee directs to at least satisfy the statutory federal and state tax withholding requirements, if any, which the Company determines are applicable to the exercise of such Option or Stock Appreciation Right or to the satisfaction of any forfeiture conditions with respect to Stock subject to a Stock Grant issued in the name of the Key Employee or Director.

16.4 Construction.    This Plan shall be construed under the laws of the State of Oklahoma.  Each term set forth in Article 2 shall, unless otherwise stated, have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.  Finally, if there is any conflict between the terms of this Plan and the terms of any Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate, the terms of this Plan shall control.

16.5 Other Conditions.  Each Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate may require that a Key Employee or a Director (as a condition to the exercise of an Option or a Stock Appreciation Right or the issuance of Stock subject to a Stock Grant) enter into any agreement or make such representations prepared by the Company, including (without limitation) any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Option or a Stock Appreciation Right or a Stock Grant or provides for the repurchase of such Stock by the Company.

16.6 Rule 16b-3.  The Committee shall have the right to amend any Option, Stock Appreciation Right or Stock Grant to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to a Key Employee or Director as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

16.7 Coordination with Employment Agreements and Other Agreements.  If the Company enters into an employment agreement or other agreement with a Key Employee or Director which expressly provides for the acceleration in vesting of an outstanding Option, Stock Appreciation Right or Stock Grant or for the extension of the deadline to exercise any rights under an outstanding Option, Stock Appreciation Right or Stock Grant, any such acceleration or extension shall be deemed effected pursuant to, and in accordance with, the terms of such outstanding Option, Stock Appreciation Right or Stock Grant and this Plan even if such employment agreement or other agreement is first effective after the date the outstanding Option or Stock Appreciation Right was granted or the Stock Grant was made.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

ADDVANTAGE TECHNOLOGIES GROUP, INC.

By: ______________________________________

Date: ____________________________________

PROXY
ADDVANTAGE TECHNOLOGIES GROUP, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints David E. Chymiak, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of ADDvantage Technologies Group, Inc. (the “Company”) held of record by the undersigned on January 14, 2015 at the Annual Meeting of Shareholders of the Company to be held at 9:00 am CST on March 4, 2015, at the corporate office of ADDvantage Technologies Group, Inc. 1221 East Houston Street Broken Arrow, OK 74012, and at any and all adjournments or postponements thereof.

1.	Election of directors.

☐	FOR all nominees listed below (except as indicated to the contrary below and subject to the discretion of the proxy as provided herein).

David E. Chymiak	David L. Humphrey	Thomas J. Franz
Paul F. Largess	James C. McGill

☐	WITHHOLD AUTHORITY to vote for all the nominees above.
Instructions:  To withhold authority for any individual nominee or nominees, write their name(s) here:

2.	Proposal to approve the 2015 Incentive Stock Plan.

☐ FOR                                         ☐ AGAINST                                                  ☐ ABSTAIN

3.	Proposal to ratify the appointment of HoganTaylor as our independent registered public accounting firm for fiscal 2015.

☐ FOR                                         ☐ AGAINST                                                  ☐ ABSTAIN

4.      In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted at the Annual Meeting or any adjournments or postponements thereof as directed herein by the undersigned shareholder.  If no specifications are made, this Proxy will be voted For Proposals 1, 2 and 3.  This Proxy is revocable at any time before it is exercised.

IMPORTANT:  Please date this and sign this Proxy exactly as name appears to the left.  If shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give title as such.   If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Dated:                                                     , 2015

Signature(s)  ______________________

Signature(s)  ______________________

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.